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                                                                    Exhibit 23.3


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the inclusion in this Amendment No. 1 to Registration Statement on Form S-4 of our report dated November 5, 1993, on our audits of the consolidated financial statements of Reliable Financial Corporation and subsidiary, and to the references to our firm under the captions "Experts" and "Relationships with Independent Public Accountants" in the Proxy
Statement/Prospectus.



                                       EDWARDS LEAP & SAUER


Pittsburgh, Pennsylvania

August 10, 1994